Income Taxes	12 Months Ended
Dec. 31, 2016
Income Taxes
Income Taxes

11. Income Taxes

The Company records federal and state income tax liabilities associated with its status as a corporation. The Company recognizes a tax liability on its share of pre-tax book income, exclusive of the non-controlling interest. JEH is not subject to income tax at the federal level and only recognizes Texas franchise tax expense.

The following table summarizes the tax provision for the years ended December 31, 2016, 2015, and 2014:

	Year Ended December 31,
(in thousands of dollars)	2016	2015	2014
Current tax expense:
Federal	$3,758	$—	$53
State	223	113	—
Total current expense	3,981	113	53
Deferred tax expense (benefit):
Federal	(27,245)	(1,137)	22,140
State	(522)	(1,757)	4,025
Total deferred expense (benefit)	(27,767)	(2,894)	26,165
Total tax expense (benefit)	$(23,786)	$(2,781)	$26,218
Tax expense (benefit) attributable to controlling interests	(23,263)	(1,160)	22,819
Tax expense attributable to non-controlling interests	(523)	(1,621)	3,399
Total income tax expense (benefit)	$(23,786)	$(2,781)	$26,218

A reconciliation of the Company’s provision for income taxes as reported and the amount computed by multiplying income before taxes, less non‑controlling interest, by the U.S. federal statutory rate of 35%:

(in thousands of dollars)	2016	2015	2014
Provision calculated at federal statutory income tax rate:
Net income before taxes	$(108,591)	$(11,858)	$251,838
Statutory rate	35%	35%	35%
Income tax expense (benefit) computed at statutory rate	$(38,007)	$(4,150)	$88,144
Less: Non-controlling interests	14,972	2,911	(65,759)
Income tax expense (benefit) attributable to controlling interests	(23,035)	(1,239)	22,385
State and local income taxes, net of federal benefit	(622)	(1,011)	626
Reduction of TRA liability	(282)	(694)	—
Equity compensation, shortfall	—	338	—
Change in enacted rate	—	(650)	—
Change in valuation allowance	950	2,333	—
Other	(274)	(237)	(192)
Tax expense (benefit) attributable to controlling interests	(23,263)	(1,160)	22,819
Tax expense attributable to non-controlling interests	(523)	(1,621)	3,399
Total income tax expense (benefit)	$(23,786)	$(2,781)	$26,218

The Company is subject to federal, state, and local income and franchise taxes. As such, deferred income taxes result from temporary differences between the carrying amounts of assets and liabilities of the Company for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets and liabilities are measured using enacted tax rates in effect in the years in which those temporary differences are expected to reverse.

In 2015, Texas enacted legislation that reduced the Texas franchise tax rate from 1.0% to 0.75%. We recorded a tax benefit of $1.7 million as a result of revaluing our deferred tax assets and liabilities at the newly enacted rate, of which $1.0 million was attributable to the non-controlling interest.

Significant components of the Company’s deferred tax assets and deferred tax liabilities consisted of the following:

	As of December 31,
(in thousands of dollars)	2016	2015
Deferred tax assets
Net operating loss	$8,687	$9,414
Section 754 election tax basis adjustment	51,154	47,100
Other deferred tax asset	—	505
Total deferred tax assets	59,841	57,019
Deferred tax liabilities
Investment in consolidated subsidiary JEH	56,888	73,559
Noncurrent state deferred tax liability	2,703	4,099
Total deferred tax liabilities	59,591	77,658
Net deferred tax assets (liabilities)	250	(20,639)
Valuation allowance	(3,155)	(2,333)
Net deferred tax assets (liabilities)	$(2,905)	$(22,972)

The Company has a federal net operating loss carry-forward totaling $19.5 million and state net operating loss carry-forward of $48.2 million, of which the federal net operating loss carry-forward expires between 2033 and 2035 and with state net operating loss carryforwards expiring between 2033 and 2036. The tax benefits of carryforwards are recorded as an asset to the extent that management assesses the utilization of such carryforwards to be more likely than not. When the future utilization of some portion of the carryforwards is determined not to be more likely than not, a valuation allowance is provided to reduce the recorded tax benefits from such assets. As of December 31, 2016, we had a valuation allowance of $3.2 million as a result of management’s assessment of the realizability of federal and state deferred tax assets. Management believes that there will be sufficient future taxable income based on the reversal of temporary differences to enable utilization of substantially all other tax carryforwards.

Internal Revenue Code ("IRC") Section 382 addresses company ownership changes and specifically limits the utilization of certain deductions and other tax attributes on an annual basis following an ownership change. The Company experienced an ownership change within the meaning of IRC Section 382 during 2015 that subjects a portion of the federal net operating loss carryforwards to an IRC Section 382 limitation. Although such limitation is not expected to limit the Company’s ability to utilize its net operating loss carryforwards before expiration, the limitation contributes to a current federal tax liability for the year ended December 31, 2016.

Separate federal and state income tax returns are filed for Jones Energy, Inc. and Jones Energy Holdings, LLC. JEH’s Texas franchise tax returns are subject to audit for 2012 through 2016. The tax years 2013 through 2016 remain open to examination by the major taxing jurisdictions to which the Company is subject, however net operating losses originating in prior years are subject to examination when utilized. The Internal Revenue Service is currently examining the 2013 federal partnership income tax return for JEH, but has indicated that the audit will be concluded with no change. The Company’s other income tax returns have not been audited by the Internal Revenue Service or any state jurisdiction.

Accounting for uncertainty in income taxes prescribes a recognition threshold and measurement methodology for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. As of December 31, 2016, 2015, and 2014 there was no material liability or expense for the periods then ended recorded for payments of interest and penalties associated with uncertain tax positions or material unrecognized tax positions and the Company’s unrecognized tax benefits were not material.

Tax Receivable Agreement

In connection with the IPO, the Company entered into a Tax Receivable Agreement (the “TRA”) which obligates the Company to make payments to certain current and former owners equal to 85% of the applicable cash savings that the Company realizes as a result of tax attributes arising from exchanges of JEH Units and shares of the Company’s Class B common stock held by those owners for shares of the Company’s Class A common stock. The Company will retain the benefit of the remaining 15% of these tax savings. At the time of an exchange, the company records a liability to reflect the future payments under the TRA.

The actual amount and timing of payments to be made under the TRA will depend upon a number of factors, including the amount and timing of taxable income generated in the future, changes in future tax rates, the use of loss carryovers, and the portion of the Company’s payments under the TRA constituting imputed interest. In the event that the Company records a valuation allowance against its deferred tax assets associated with an exchange, the TRA liability will also be reduced as the payment of the TRA liability is dependent on the realizability of the deferred tax assets. As of December 31, 2016 and 2015, the amount of the TRA liability was reduced by $2.7 million, and $2.0 million, respectively, as a result of the valuation allowance recorded against the Company’s deferred tax assets. To the extent the Company does not realize all of the tax benefits in future years or in the event of a change in future tax rates, this liability may change.

As of December 31, 2016, and 2015 the Company had recorded a TRA liability of $43.0 million, and $38.1 million, respectively, for the estimated payments that will be made to the Class B shareholders who have exchanged shares, after adjusting for the TRA liability reduction, along with corresponding deferred tax assets, net of valuation allowance, of $50.6 million, and $44.8 million, respectively, as a result of the increase in tax basis generated arising from such exchanges.

As of December 31, 2016, the Company had not made any payments under the TRA to Class B shareholders who have exchanged JEH units and Class B common stock for Class A common stock. The Company anticipates making a payment of approximately $0.6 million under the TRA with respect to cash savings that the Company will realize on its 2016 tax returns as a result of tax attributes arising from prior exchanges, to be paid in the first quarter of 2018.

Cash Tax Distributions

The holders of JEH Units, including Jones Energy, Inc., incur U.S. federal, state and local income taxes on their share of any taxable income of JEH. Under the terms of its operating agreement, JEH is generally required to make quarterly pro-rata cash tax distributions to its unitholders (including us) based on income allocated to its unitholders through the end of each relevant quarter, as adjusted to take into account good faith projections by the Company of taxable income or loss for the remainder of the calendar year, to the extent JEH has cash available for such distributions and subject to certain other restrictions.

A Special Committee of the Board of Directors comprised solely of directors who do not have a direct or indirect interest in such distribution approved, and JEH made, aggregate cash tax distributions during 2016 of $41.0 million (including distributions to us) to its unitholders towards its total 2016 projected tax distribution obligation. The distributions were made pro-rata to all members of JEH, and included a $23.7 million payment to the Company and a $17.3 million payment to Class B shareholders. The 2016 tax distributions are the result of taxable income generated by JEH’s operations and debt extinguishment.